UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 7, 2026

Commission File Number	Registrant, State of Incorporation or Organization, Address of Principal Executive Offices, Telephone Number, and IRS Employer Identification No.	Commission File Number	Registrant, State of Incorporation or Organization, Address of Principal Executive Offices, Telephone Number, and IRS Employer Identification No.

1-11299	ENTERGY CORPORATION	1-35747	ENTERGY NEW ORLEANS, LLC
	(a Delaware corporation) 639 Loyola Avenue New Orleans, Louisiana 70113 Telephone (504) 576-4000		(a Texas limited liability company) 1600 Perdido Street New Orleans, Louisiana 70112 Telephone (504) 670-3702
	72-1229752		82-2212934

1-10764	ENTERGY ARKANSAS, LLC	1-34360	ENTERGY TEXAS, INC.
	(a Texas limited liability company) 425 West Capitol Avenue Little Rock, Arkansas 72201 Telephone (501) 377-4000		(a Texas corporation) 2107 Research Forest Drive The Woodlands, Texas 77380 Telephone (409) 981-2000
	83-1918668		61-1435798

1-32718	ENTERGY LOUISIANA, LLC	1-31508	ENTERGY MISSISSIPPI, LLC
	(a Texas limited liability company) 4809 Jefferson Highway Jefferson, Louisiana 70121 Telephone (504) 576-4000		(a Texas limited liability company) 308 East Pearl Street Jackson, Mississippi 39201 Telephone (601) 368-5000
	47-4469646		83-1950019

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of Class	Trading Symbol	Name of Each Exchange on Which Registered

Entergy Corporation	Common Stock, $0.01 Par Value	ETR	New York Stock Exchange
	Common Stock, $0.01 Par Value	ETR	NYSE Texas

Entergy Arkansas, LLC	Mortgage Bonds, 4.875% Series due September 2066	EAI	New York Stock Exchange

Entergy Louisiana, LLC	Mortgage Bonds, 4.875% Series due September 2066	ELC	New York Stock Exchange

Entergy Mississippi, LLC	Mortgage Bonds, 4.90% Series due October 2066	EMP	New York Stock Exchange

Entergy New Orleans, LLC	Mortgage Bonds, 5.0% Series due December 2052	ENJ	New York Stock Exchange
	Mortgage Bonds, 5.50% Series due April 2066	ENO	New York Stock Exchange

Entergy Texas, Inc.	5.375% Series A Preferred Stock, Cumulative, No Par Value (Liquidation Value $25 Per Share)	ETI/PR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 7, 2026, the Talent & Compensation Committee (the “TCC”) of the Board of Directors of Entergy Corporation (the “Company”) approved resolutions authorizing the Company to amend the System Executive Retirement Plan of Entergy Corporation and Subsidiaries, as amended (the “SERP”), in which each of Andrew S. Marsh, the Company’s Chief Executive Officer, Haley R. Fisackerly, the President and Chief Executive Officer of Entergy Mississippi, LLC, and Phillip R. May, Jr., the President and Chief Executive Officer of Entergy Louisiana, LLC participate, to freeze benefits by providing that the benefit payable to a participant in the SERP (or the participant’s surviving spouse, if applicable) who separates from service with all Entergy companies after November 30, 2026 will be determined as if the participant had separated from service on November 30, 2026 (including the use of compensation, service and actuarial assumptions applicable to separations as of such date), subject to all other provisions of the SERP (including applicable forfeiture conditions).

The TCC also approved resolutions authorizing the Company to amend the SERP to provide that Mr. Marsh shall not be required to obtain the prior written consent of his employer on and after the date he attains the age of 60 (rather than the current age of 65) in order to retire and receive an early retirement benefit under the SERP (subject to all other provisions of the SERP, including applicable forfeiture conditions). The TCC also approved Resolutions authorizing the Company to amend the Pension Equalization Plan of Entergy Corporation and Subsidiaries, as amended (the “PEP”), to freeze Mr. Marsh’s benefit by providing that if Mr. Marsh separates from service with all Entergy companies after November 30, 2026, the benefit payable to him (or his surviving spouse, if applicable) will be determined as if he had separated from service on November 30, 2026 (including the use of compensation, service and actuarial assumptions applicable to separations as of such date), subject to all other provisions of the PEP (including applicable forfeiture conditions).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entergy Corporation
Entergy Arkansas, LLC
Entergy Louisiana, LLC
Entergy Mississippi, LLC
Entergy New Orleans, LLC
Entergy Texas, Inc.

By: /s/ Daniel T. Falstad
Daniel T. Falstad
Senior Vice President,
General Counsel and Secretary

Dated: May 12, 2026